SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               -------------------

Date of report (Date of earliest event reported) July 23, 2003
                                                 ------------------------------------------------------------------

                           FIRST ADVANTAGE CORPORATION
-------------------------------------------------------------------------------------------------------------------
             (Exact Name of the Registrant as Specified in Charter)

Delaware                                               0-50285                                           61-1437565
-------------------------------------------------------------------------------------------------------------------
(State or Other Jurisdiction                         (Commission                                      (IRS Employer
of Incorporation)                                   File Number)                                Identification No.)

805 Executive Center Drive West, Suite 300, St. Petersburg, Florida                                           33702
-------------------------------------------------------------------------------------------------------------------
(Address of Principal Executive Offices)                                                                 (Zip Code)

Registrant's telephone number, including area code  (727) 290-1000
                                                    ---------------------------------------------------------------

                                 Not Applicable.
-------------------------------------------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.           Exhibits.


Exhibit No.                  Description
-----------                  -----------

99.1                         Press Release.


Item 9.           Regulation FD Disclosure.

         On July 23, 2003, First Advantage Corporation, a Delaware corporation, announced its second quarter financial results. The full text of the press release issued in connection with the announcement is attached hereto as Exhibit 99.1.

         In accordance with interim guidance issued by the SEC in Release Nos. 33-8216 and 34-47583, the information in this current report and the exhibit hereto is being furnished pursuant to Item 12 of Form 8-K, "Results of Operations and Financial Condition," and is being presented under Item 9 of Form 8-K, "Regulation FD Disclosure." As such, this information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statement unless it shall be explicitly so incorporated in such registration statement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    FIRST ADVANTAGE CORPORATION



Date: July 23, 2003                 By:  /s/ John Lamson
                                       -----------------------------------------
                                        Name:  John Lamson
                                        Title: Executive Vice President and
                                               Chief Financial Officer